Supplement to the
Fidelity® Institutional Money Market Funds
Class IV
May 30, 2015
Prospectus

The following information supplements information for Prime Money Market Portfolio found in the "Fund Summary" section under the heading "Purchase and Sale of Shares" beginning on page 5.

The fund has been designated an institutional money market fund, which means that the net asset value ("NAV") of the Fund's shares will "float," fluctuating with changes in the values of the Fund's portfolio securities. The fund is not yet subject to liquidity fees, nor the temporary suspension of redemptions. The fund expects to implement the floating NAV, as well as liquidity fees and temporary suspension of redemptions, by October 2016.

The following information supplements information for Treasury Only Portfolio and for Treasury Portfolio found in the "Fund Summary" section under the heading "Principal Investment Risks" on pages 8 and 12.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

The following information supplements information for Treasury Only Portfolio and Treasury Portfolio found in the "Fund Basics" section under the heading "Principal Investment Risks" beginning on page 16.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

The following information supplements information for Prime Money Market Portfolio found in the "Shareholder Information" section under the heading "Additional Information about the Purchase and Sale of Shares" on page 19.

The fund has been designated an institutional money market fund, which means that the NAV of the Fund's shares will "float," fluctuating with changes in the values of the Fund's portfolio securities. The fund is not yet subject to liquidity fees, nor the temporary suspension of redemptions. The fund expects to implement the floating NAV, as well as liquidity fees and temporary suspension of redemptions, by October 2016.

TRO-15-03  October 14, 2015
1.864395.111